UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       CURRENT REPORT PURSUANT TO SECTION
               13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                     September 23, 2005 (September 21, 2005)
               Date of Report (Date of earliest event reported)

                                 ADE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
                        --------------------------------
                          (State or other jurisdiction
                                of incorporation)


         Commission File No. 0-26714                            04-2441829
         ---------------------------                          --------------
                                                              (IRS Employer
                                                            Identification No.)

    80 Wilson Way, Westwood, Massachusetts                        02090
--------------------------------------------              ----------------------
(Address of Principal Executive Offices)                       (Zip Code)

         Registrant's telephone number, including area code: (781) 467-3500
                                                             --------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     On September 21, 2005, the Compensation Committee of the Board of Directors of ADE Corporation approved the annual base salaries of ADE's executive officers for fiscal year 2006, as set forth in Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

Number      Description

10.1        Summary of Compensation Payable to Named Executives

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ADE CORPORATION


                                         By: /s/ Brian C. James
                                             -----------------------------------
                                         Name:  Brian C. James
                                         Title: Executive Vice President,
                                                Treasurer and Chief Financial
                                                Officer

Date:  September 23, 2005